                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          ABM Industries Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                                      LOGO
                         50 Fremont Street, 26th Floor
                        San Francisco, California 94105

                            ------------------------

               NOTICE OF THE 1996 ANNUAL MEETING OF STOCKHOLDERS

                            TUESDAY, MARCH 19, 1996
                                   10:00 A.M.
                            ------------------------

To Our Stockholders:

     The 1996 Annual Meeting of Stockholders of ABM Industries Incorporated will be held at 50 Fremont Street, 26th Floor, San Francisco, California 94105, on Tuesday, March 19, 1996 at 10:00 a.m. for the following purposes:

          (1) To elect four directors, each to serve for a term of three years;

          (2) To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock, par value $.01 per share, that the Company shall have the authority to issue from 12,000,000 to 28,000,000, as set forth and further described in the attached Proxy Statement;

          (3) To approve an amendment to the Company's 1984 Executive Stock Option Plan to increase the number of shares authorized for issuance thereunder by 500,000 shares, as set forth and further described in the attached Proxy Statement;

          (4) To approve an amendment to the Company's 1985 Employee Stock Purchase Plan to increase the number of shares authorized for issuance thereunder by 600,000 shares, as set forth and further described in the attached Proxy Statement;

          (5) To approve amendments to the Company's 1987 Stock Option Plan as set forth and further described in the attached Proxy Statement, including an amendment to increase the number of shares authorized for issuance thereunder by 1,000,000 shares; and

          (6) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record on the books of the Company at the close of business on February 2, 1996 will be entitled to vote at the Annual Meeting and any adjournments thereof.

                                          By Order of the Board of Directors

                                          Harry H. Kahn
                                          Vice President, General Counsel and
                                          Secretary
San Francisco, California
February 15, 1996

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                                      LOGO
                         50 Fremont Street, 26th Floor
                        San Francisco, California 94105

                            ------------------------

                                PROXY STATEMENT

     The accompanying proxy is solicited on behalf of the Board of Directors of ABM Industries Incorporated, a Delaware corporation (the "Company"), for use at the 1996 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 10:00 a.m. on March 19, 1996, and at any adjournments of the Annual Meeting, for the purposes set forth in the accompanying notice.

     Only stockholders of record on the books of the Company at the close of business on February 2, 1996 will be entitled to vote at the Annual Meeting. At the close of business on that date, there were outstanding 9,449,905 shares of Common Stock of the Company and 6,400 shares of Preferred Stock of the Company. Each share of Common Stock and each share of Preferred Stock is entitled to one vote upon each of the matters to be presented at the Annual Meeting.

     The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. With regard to the election of directors, votes may be cast "For" or "Withheld For" each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors. Since the amendment of the Certificate of Incorporation (Item 2 of this Proxy Statement) requires the approval of a majority of the outstanding shares, abstentions will have the effect of a negative vote. Abstentions on the other three proposals (Items 3, 4 and 5 of this Proxy Statement) will have the same effect because they require the affirmative vote of a majority of shares present in person or by proxy and entitled to vote. Under the rules of the New York Stock Exchange, brokers who hold shares in street name have the authority to vote in their discretion on "routine" items when they have not received instructions from beneficial owners. With respect to "non-routine" items, no broker may vote shares held for customers without specific instructions from such customers. The New York Stock Exchange has advised the Company that it intends to treat Items 3, 4 and 5 of this Proxy Statement as "non-routine." Under Delaware law, a broker non-vote will have the same effect as a vote against items requiring the approval of a majority of the outstanding shares (Item 2 of this Proxy Statement). However, with regard to items requiring the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote thereon (Items 3, 4 and 5 of this Proxy Statement), a broker non-vote will have no effect on the outcome of such items.

     If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors. Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to or at the Annual Meeting. A proxy may be revoked by written request delivered to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy signed by the person who signed the earlier proxy or by attendance at the Annual Meeting and voting in person.

     The expense of soliciting proxies in the enclosed form will be paid by the Company. Following the original mailing of the proxies and soliciting materials, employees of the Company may solicit proxies by mail, telephone, telegraph and personal interviews. The Company will request brokers, custodians, nominees and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of the Company's Common Stock or Preferred Stock and to request authority for the exercise of proxies; in such cases, the Company will reimburse such holders for their reasonable expenses.

     This Proxy Statement and the accompanying proxy were first sent to stockholders on or about February 15, 1996.

                        ITEM 1 -- ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes with each director serving a three-year term and one class being elected at each Annual Meeting. The total number of directors comprising the Board of Directors is currently set by the Company's By-Laws at eleven. Of this number, four members of the Board of Directors have terms expiring at this year's Annual Meeting, four members have terms expiring at the 1997 Annual Meeting and three members have terms expiring at the 1998 Annual Meeting. Directors elected at this year's Annual Meeting will hold office until the 1999 Annual Meeting, or until their successors have been elected and qualified, whichever is later.

     In the absence of instructions to the contrary, shares represented by the accompanying proxy will be voted for the election of the four nominees recommended by the Board of Directors, who are named in the following table. The four nominees receiving the highest number of votes will be elected. If a stockholder withholds authority to vote for one or more of the nominees, such stockholder's shares will be counted for purposes of determining whether a quorum is present at the Annual Meeting but will have no effect on the outcome of the election.

     The Company has no reason to believe that the nominees for election will be unable or unwilling to serve if elected as directors. However, if any such nominee is unable or unwilling to be a candidate for the office of director at the date of the Annual Meeting, or any adjournment thereof, the proxy holders will vote for such substitute nominee as they shall in their discretion determine.

     The Nominating Committee will consider nominees recommended by stockholders. The Company's By-Laws provide that stockholders intending to nominate candidates for election as directors must give the prescribed notice to the Secretary of the Company at least 60 days prior to the applicable meeting of stockholders. No such notice has been given with respect to this year's Annual Meeting.

     The following table indicates certain information concerning the nominees and the Company's other directors which is based on data furnished by them.

                                                                                       SERVED
                                                PRINCIPAL OCCUPATIONS AND                AS
                                                   BUSINESS EXPERIENCE                 DIRECTOR
            NAME              AGE                DURING PAST FIVE YEARS                 SINCE
----------------------------  ---   -------------------------------------------------  -------
                           NOMINEES FOR ELECTION AS DIRECTORS FOR A
                            TERM ENDING AT THE 1999 ANNUAL MEETING
----------------------------------------------------------------------------------------------
Maryellen B. Cattani, Esq.    52    Executive Vice President, General Counsel and       1993
                                      Secretary of American President Companies, Ltd.
                                      since July 1991; Partner at Morrison &
                                      Foerster, a law firm, from February 1989 to
                                      July 1991(1)
John F. Egan................  60    Vice President of the Company; President of the     1988
                                      Company's Janitorial Services Division;
                                      Chairman of the Company's Janitorial Division
                                      from June 1984 to March 1992
Charles T. Horngren.........  69    Littlefield Professor of Accounting, Graduate       1973
                                      School of Business, Stanford University(2)
Boniface A. Zaino...........  52    Managing Director of The Trust Company of the       1995
                                      West

                                                                                       SERVED
                                                PRINCIPAL OCCUPATIONS AND                AS
                                                   BUSINESS EXPERIENCE                 DIRECTOR
            NAME              AGE                DURING PAST FIVE YEARS                 SINCE
----------------------------  ---   -------------------------------------------------  -------
                             DIRECTORS CONTINUING IN OFFICE FOR A
                            TERM ENDING AT THE 1997 ANNUAL MEETING
----------------------------------------------------------------------------------------------
Martinn H. Mandles..........  55    Executive Vice President of the Company since       1991
                                      November 1991; Vice President of the Company
                                      from October 1972 to November 1991
Sydney J. Rosenberg.........  81    Chairman of the Board of the Company; Chief         1962
                                    Executive Officer of the Company from November
                                      1991 to November 1994(3)
Theodore Rosenberg..........  87    Chairman of the Company's Executive                 1962
                                    Committee(3)(4)
William W. Steele...........  59    Chief Executive Officer of the Company since        1988
                                    November 1994; President of the Company since
                                      November 1991; Chief Operating Officer of the
                                      Company from November 1991 to November 1994;
                                      Executive Vice President and Chief Operating
                                      Officer of the Company from April 1988 to
                                      November 1991

                                DIRECTORS CONTINUING IN OFFICE
                         FOR A TERM ENDING AT THE 1998 ANNUAL MEETING
----------------------------------------------------------------------------------------------
Henry L. Kotkins, Jr........  47    President and Chief Executive Officer of Skyway     1995
                                      Luggage Company(5)
Luke S. Helms...............  52    Vice Chairman of BankAmerica Corporation and Bank
                                      of America NT&SA since May 1993; Chairman and
                                      Chief Executive Officer of Seattle First
                                      National Bank (a wholly-owned subsidiary of
                                      BankAmerica Corporation) from 1991 to 1993(6)
William E. Walsh............  64    Management Consultant and Author; Head Football     1993
                                      Coach at Stanford University from 1992 to 1994;
                                      Professional Football Analyst for National
                                      Broadcasting Company from 1989 to 1991

---------------
(1) Maryellen B. Cattani is a member of the Board of Directors of Bank of the West (a wholly-owned subsidiary of Banque Nationale de Paris).
(2) Charles T. Horngren is a member of the Board of Directors of Logicon, Inc.
(3) Theodore Rosenberg and Sydney J. Rosenberg are brothers and may each be deemed to be a "control person" of the Company within the meaning of the General Rules and Regulations adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.
(4) Effective as of December 31, 1989, Theodore Rosenberg retired as an officer and employee of the Company. Theodore Rosenberg has retained his positions as a director of the Company and as Chairman of the Executive Committee of the Company's Board of Directors. Theodore Rosenberg also serves as a consultant to the Company.
(5) Henry L. Kotkins, Jr. is a member of the Board of Directors of Skyway Luggage Company, Seattle First National Bank (a wholly-owned subsidiary of BankAmerica Corporation) and Laserdirect Communications.
(6) Luke S. Helms is a member of the Board of Directors of Seattle First National Bank (a wholly-owned subsidiary of BankAmerica Corporation). Luke
    S. Helms became a member of the Board of Directors effective September 19, 1995.

             FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

     The standing committees of the Company's Board of Directors are the Executive Committee, Audit Committee, Nominating Committee and Officer Compensation & Stock Option Committee. The members and functions of these committees are as follows:

          Executive Committee. Except for the declaration of dividends and certain other powers which may be exercised only by the full Board under Delaware law, the Executive Committee has the authority to exercise all powers of the Board with regard to the business of the Company. The current members of the Executive Committee are Theodore Rosenberg, Chairperson; Martinn H. Mandles; Sydney J. Rosenberg; and William W. Steele.

          Audit Committee. The Audit Committee meets periodically with management and the independent public accountants for the Company to make inquiries regarding the manner in which their respective responsibilities are being discharged and reports thereon to the full Board of Directors. The Audit Committee also recommends the annual appointment of the independent public accountants with whom the Audit Committee reviews the scope of the audit and non-audit assignments and related fees, the accounting principles applied by the Company in financial reporting, internal financial auditing procedures and the adequacy of internal controls. The current members of the Audit Committee are Charles T. Horngren, Chairperson; Maryellen B. Cattani; and Boniface A. Zaino.

          Nominating Committee. The Nominating Committee is responsible for making recommendations regarding the size of the Board of Directors, recommending criteria for selection of candidates to serve on the Board of Directors, evaluating all proposed candidates and recommending to the Board of Directors a slate of nominees for election to the Board of Directors at the Annual Meeting of Stockholders. The current members of the Nominating Committee are Sydney J. Rosenberg, Chairperson; Luke S. Helms; and Henry L. Kotkins.

          Officer Compensation & Stock Option Committee. The Officer Compensation & Stock Option Committee reviews and recommends to the Board of Directors principal officer compensation and other terms and conditions of employment for the principal officers of the Company, administers the Company's stock option plans and authorizes grants thereunder and administers the Company's stock purchase plan. The current members of the Officer Compensation & Stock Option Committee are Maryellen B. Cattani, Chairperson; Theodore Rosenberg; and William E. Walsh.

MEETINGS AND ATTENDANCE

     During the fiscal year ended October 31, 1995, the Board of Directors met four times, the Executive Committee met 22 times, the Audit Committee met three times, and the Officer Compensation & Stock Option Committee and the Nominating Committee each met once.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company ("Outside Directors") are paid directors' fees of $14,400 per year and $1,200 for each Board meeting attended. Each Outside Director also receives $1,200 for each Audit, Nominating and Officer Compensation & Stock Option Committee meeting attended, as applicable. In addition, Outside Directors serving as Chairpersons of the Executive Committee, Audit Committee and Officer Compensation & Stock Option Committee each receives $1,500 per year. Maryellen B. Cattani received $4,450 in fiscal 1995 for serving as Chairperson of the Company's ad hoc Litigation Committee, which was dissolved on September 19, 1995. Each Outside Director also receives an annual grant of stock options in the amount of 2,000 shares of Common Stock on the first day of each fiscal year, pursuant to the terms of the Company's 1987 Stock Option Plan.

     The Company has entered into Director Retirement Benefit Agreements with all Outside Directors since June 1992. These agreements provide that, upon the retirement of such Outside Directors, the Company will pay them the monthly retainer they were receiving at the time of their retirement (subject to a 10% reduction for every year of service as an Outside Director less than ten) for a maximum period of ten years. Upon or after attaining the age of 72 years, the retired Outside Director may elect to receive such payment monthly, or in a lump sum discounted to present value at the time of such election. Outside Directors under the age of 72 years who retire with fewer than five years of service as Outside Directors, however, are not entitled to any benefits under these agreements. Robert S. Dickermen, Esq., who retired as a director in 1995 at age 75, received a lump sum payment of $97,822 pursuant to his agreement.

     The Company has also entered into Director Indemnification Agreements with each of its Directors. These agreements, among other things, require the Company to indemnify its Directors against certain liabilities that may arise by reason of their status or service as directors, to the fullest extent provided by Delaware law.

     See "Officer Compensation & Stock Option Committee Interlocks and Insider Participation" for a discussion of certain payments made to Theodore Rosenberg.

                      ITEM 2 -- AMENDMENT TO THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

     In December 1995, the Board of Directors approved, subject to approval of the stockholders at the Annual Meeting, an increase in the number of shares of authorized Common Stock from 12,000,000 shares to 28,000,000 shares, by adopting an amendment (the "Amendment") to the Certificate of Incorporation of the Company. At February 2, 1996, 9,449,905 shares of Common Stock were issued and outstanding, 6,400 shares of Preferred Stock were issued and outstanding, and 2,100,000 shares of Common Stock were reserved for issuance under various stock option and purchase plans of the Company. It is intended that, unless otherwise directed by stockholders, proxies will be voted for approval of the Amendment. The affirmative vote of a majority of the Company's outstanding shares will be necessary to approve adoption of the Amendment. The Board of Directors recommends a vote FOR adoption of the Amendment.

     The Board of Directors believes the proposed Amendment is desirable primarily to provide flexibility to declare stock splits or stock splits effected in the form of stock dividends without further authorization by the stockholders. However, the Company has no present plans to effect any such stock split. The additional stock authorized by the Amendment may also be used for other issuances deemed to be in the best interest of the Company and its stockholders such as acquisitions, equity financings, retirement of outstanding indebtedness or employee stock benefit plans which have received stockholder approval or which do not require stockholder approval.

     The Company currently has no agreements or arrangements for the issuance of shares of Common Stock other than the issuance of shares of Common Stock pursuant to employee stock option and other stock related benefit plans which have been previously approved by the stockholders. The Company will apply for the listing on each exchange on which its Common Stock presently is listed (The New York Stock Exchange, Inc. and the Pacific Stock Exchange) of the additional shares of Common Stock which will be authorized as and when such shares are authorized to be issued by the Board of Directors. Unless required by applicable laws or stock exchange regulations, no further authorization by vote of the stockholders will be solicited for the issuance of additional shares of Common Stock.

     The proposed increase in authorized shares of Common Stock could, under some circumstances, make attempts to acquire control of the Company more difficult, although the Company has no present intention of issuing additional shares for such purpose. Issuance of shares of Common Stock could dilute the ownership interest and voting power of stockholders of the Company who are seeking control. Shares of Common Stock could be issued in a private placement to persons who support the position of the Board of Directors and management in opposing a takeover bid, or other circumstances that could make more difficult, and thereby discourage attempts to acquire control of the Company. To the extent that it impedes any such attempts, the proposed Amendment may serve to continue present management.

     Certain provisions of the Company's charter documents and the Stockholder Rights Plan, both described below, may be deemed to have an "anti-takeover" effect. However, the Board of Directors believes that the charter provisions and such Rights Plan are for the benefit of all stockholders and will serve to preserve and enhance stockholder value in the event certain transactions are proposed regarding an acquisition of the Company or its assets.

     Subject to applicable law, the Board of Directors of the Company may issue shares of Common Stock held in the treasury of the Company, and may issue the authorized but unissued shares of Preferred Stock available with such voting, conversion and other rights as the Board of Directors determines in its sole discretion and without further stockholder action. Depending upon the features of the shares and to whom and when such shares are issued, the issuance of such shares might make the acquisition of control of the Company more difficult, and deter a takeover attempt not approved by the Board of Directors in which stockholders receive for some or all of their shares a premium above market value at the time such takeover attempt is made. Additionally, issuance of shares of Preferred Stock could result in a class of securities outstanding that has certain preferences with respect to dividends and in liquidation over the Common Stock and that may enjoy certain voting rights, contingent or otherwise, in addition to that of the Common Stock and could result in the dilution of the voting rights, net income per share and net book value of the Common Stock.

     The Company's Certificate of Incorporation requires that certain business combination transactions between the Company and a "Related Person" (beneficial owner of 10% or more of the Company's voting stock) be approved by the affirmative vote of holders of not less than 70% of the then outstanding shares of voting stock unless certain specified conditions are met. If the conditions are met, then the transaction would require only such affirmative vote as is required by law, any national securities exchange or otherwise. Business combinations subject to this provision include a merger or consolidation of the Company with, or a sale or transfer of all or substantially all of the Company's assets to, a Related Person. The "fair price" provision could make it more difficult, and may therefore discourage, an attempt by another company or group, through the acquisition of a substantial block of the Company's Common Stock, to acquire control of the Company with a view to imposing a merger, consolidation or sale of the Company's assets which may not be in the best interests of all of the stockholders.

     The Company's Certificate of Incorporation also provides that (i) the Company's Board of Directors is divided into three classes so that one third of the Board of Directors stands for election each year; (ii) any action required or permitted to be taken by the stockholders of the Company may be effected only at an annual or special meeting of the stockholders and that stockholder action may not be by written consent in lieu of a meeting; (iii) special meetings of stockholders may only be called by the Board or a committee of the Board; (iv) vacant directorships may only be filled by the Board of Directors; and (v) any director may be removed from office only pursuant to the affirmative vote of the holders of seventy percent (70%) of the outstanding voting stock of the Company and only for cause.

     The provisions of the Certificate of Incorporation described above may not be repealed or amended in any respect unless such amendment is approved by the affirmative vote of not less than seventy percent (70%) of the total voting stock.

     The Bylaws establish an advanced notice procedure for the nomination, other than by or at the direction of the Board of Directors or a committee thereof, of candidates for election as directors and for other stockholder proposals to be considered at stockholders' meetings.

     The Stockholder Rights Plan (the "Rights Plan") provides for a dividend distribution of one Right for each outstanding share of Common Stock to stockholders of record at the close of business on April 22, 1988 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company a unit (a

"Unit") consisting of one one-hundredth of a share of Series A Junior Participating Preferred Stock (the "Preferred Stock"), at a price of $80 per Unit, subject to adjustment (the "Purchase Price"). The Rights will expire at the close of business on April 22, 1998, unless earlier redeemed by the Company.

     The Rights are attached to all outstanding shares of Common Stock. The Rights will be exercisable, and transferable apart from the Common Stock, upon the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 20% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group owning 30% or more of the outstanding shares of Common Stock. The earlier of such dates is called the Distribution Date. The Rights Plan excludes from its operation Theodore Rosenberg and Sydney J. Rosenberg, individually and jointly as members of a group, such that their ownership of the Company's Common Stock will not cause the Rights to become exercisable or nonredeemable or trigger the other features of the Rights.

     After the Record Date and until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued upon transfer or new issuance of the Common Stock will contain a notation incorporating the Rights Plan by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock outstanding as of the Record Date will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

     In the event that (i) the Company is the surviving corporation in a merger with an Acquiring Person and its Common Stock is not changed, or (ii) an Acquiring Person engages in one or more "self-dealing" transactions set forth in the Rights Plan, or (iii) an Acquiring Person increases his beneficial ownership of the Company by more than one percent (1%) in a transaction involving the Company, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, preferred stock or other securities) having a value equal to two times the exercise price of the Right. Following the occurrence of any of the events described above, all Rights that are, or (as specified in the Plan) were, beneficially owned by any Acquiring Person, will be immediately null and void.

     In the event that, at any time following the Distribution Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction with another person in which the Company is the surviving corporation, but in which its Common Stock is changed or exchanged, or (iii) 50% or more of the Company's assets or earning power (on a consolidated basis) is sold or transferred, each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

     The Rights may be redeemed in whole, but not in part, at a price of $.01 per Right by the Board of Directors at any time prior to ten days after the Stock Acquisition Date. Until a Right is exercised, the holder will have no rights as a stockholder of the Company (beyond those as an existing stockholder), including the right to vote or to receive dividends.

     The Rights Plan contains provisions intended to protect stockholders in the event that the Company is confronted with an unfair or coercive takeover. In adopting the Rights Plan, the Board was concerned, among other things, about unsolicited attempts to acquire control of the Company through tactics such as front-end loaded, partial or otherwise inadequate tender offers or through the accumulation of a controlling block of shares in the open market, without paying a fair premium for control or offering a fair price to all stockholders. The Board believes that these and other tactics unfairly pressure stockholders and could deprive them of the full value of their shares. The Rights Plan also contains provisions designed to protect against a holder of 20% or more of the Company's Common Stock taking advantage of its position by engaging in self-dealing transactions for its benefit and to stockholders' detriment. The Rights are not intended to prevent all takeovers of the Company and will not do so. However, they should deter an attempt to acquire the Company in a manner or on terms not approved by the Board and should deter an attempt by a 20% or greater stockholder to take advantage of the Company through self-dealing transactions. The Rights Plan provides a strong incentive for anyone interested in acquiring the Company to negotiate directly with the Board of Directors, which is in the best position to assess the adequacy and fairness of any offer.

     ITEM 3 -- AMENDMENT TO THE COMPANY'S 1984 EXECUTIVE STOCK OPTION PLAN

     In 1984, the stockholders adopted the 1984 Executive Stock Option Plan pursuant to which 340,000 shares of the Company's Common Stock were reserved for issuance. In 1995, the stockholders amended the 1984 Executive Stock Option Plan (as amended, the "1984 Plan"). In December 1995, the Board of Directors adopted an amendment to the 1984 Plan to increase the number of shares authorized for issuance under the 1984 Plan by 500,000. The amendment to the 1984 Plan is subject to approval of the stockholders at the Annual Meeting.

     The 1984 Plan is administered by the Officer Compensation & Stock Option Committee of the Board of Directors, which has the sole discretion to determine the employees to whom stock options shall be granted, the number of such stock options, the form of payment upon exercise of a stock option, and to otherwise administer the 1984 Plan. No stock option granted under the 1984 Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each stock option is exercisable, during the lifetime of the optionee, only by such optionee. Approximately 48 persons currently participate in the 1984 Plan.

     The exercise price of stock options granted under the 1984 Plan must be at least 100% of the fair market value of Common Stock on the date of grant. Employees and non-employee directors who own stock representing more than 10% of the total combined voting power of all classes of the Company's capital stock may not participate in the 1984 Plan.

     Each of the Company's non-employee directors (other than any who are more-than-10% stockholders or who have previously received a grant under the 1984 Plan) receives a grant of stock options in the amount of 3,000 shares of Common Stock on the date of his or her election or appointment to the Board of Directors. Under the 1984 Plan, 50% of a recipient's options vest on the recipient's 61st birthday and the remaining 50% vest on the recipient's 64th birthday. To the extent vested, a stock option may be exercised at any time prior to one year after termination of employment (or termination from the Board of Directors in the case of non-employee directors).

     The 1984 Plan will continue in effect, subject to termination or amendment by the Board of Directors. However, in order to assure continued compliance with Rule 16b-3, certain amendments will be subject to stockholder approval.

     Based on current federal income tax laws, the tax consequences of stock options granted under the 1984 Plan generally are as follows:

     Recipients of stock options will not have taxable income at the time of grant, but will have ordinary income upon the exercise of such options in the amount, if any, that the fair market value of such shares on the date of exercise exceeds the exercise price of such shares. Any gain or loss recognized by such recipient upon the sale of such shares generally will be a capital gain or loss (short-term or long-term, as applicable).

     The Company will be entitled to a federal income tax deduction from the exercise of stock options under the 1984 Plan to the extent that the recipient recognizes ordinary income from such exercise of stock options. In addition, Internal Revenue Code section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated principal officers. The general rule is that annual compensation paid to any of these specified officers will be deductible only to the extent that it does not exceed $1,000,000.

     As of December 31, 1995, stock options to purchase 327,500 shares of Common Stock were outstanding under the 1984 Plan at a weighted average exercise price of $15.28 per share and 500 shares remained available for future grant. Stock options to purchase 104,500 shares were granted under the 1984 Plan during fiscal 1995. The closing price of a share of the Common Stock on the New York Stock Exchange on February 2, 1996 was $27.75.

     It is intended that, unless otherwise directed by stockholders, proxies will be voted for approval of the amendment to the 1984 Plan. The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote on this matter will be necessary to approve adoption of the amendment to the 1984 Plan. The Board of Directors believes that the 1984 Plan promotes the long-term success of the Company and the creation of stockholder value by attracting and retaining eligible individuals with exceptional qualifications by encouraging such individuals to focus on long-range objectives, and by linking participants directly to stockholder interests through increased stock ownership. Therefore, the Board of Directors recommends a vote FOR adoption of the amendment.

         ITEM 4 -- AMENDMENT TO THE COMPANY'S 1985 STOCK PURCHASE PLAN

     Since 1970, the Company's stockholders have approved seven separate stock purchase plans to provide employees of the Company with an opportunity to purchase Common Stock through payroll deductions. The 1985 Employee Stock Purchase Plan was approved by stockholders and became effective in April 1985. Under the 1985 Plan, 2,000,000 shares were reserved for issuance. In 1994, the stockholders approved amendments to the 1985 Employee Stock Purchase Plan (as amended, the "1985 Plan"), including increasing the number of shares of Common Stock authorized for issuance under the 1985 Plan by 500,000. In December 1995, the Board of Directors adopted an amendment to the 1985 Plan to increase the number of shares of Common Stock authorized for issuance under the 1985 Plan by 600,000. The amendment to the 1985 Plan is subject to approval of the stockholders at the Annual Meeting.

     The 1985 Plan is administered by the Officer Compensation & Stock Option Committee of the Board of Directors. All employees, including officers and other executives, are eligible to participate in the 1985 Plan, except that an employee is not eligible if he or she owns, or has the right to acquire, 5% or more of the Company's Common Stock. Employees can elect to invest up to 10% of their cash compensation through payroll deductions for the purchase of shares of Common Stock. Employees elect to participate for offering periods which last one year. Shares are purchased on the last business day of each calendar month in the offering period. The purchase price of the shares is 85% of the average of the high and low prices of the Company's Common Stock on the New York Stock Exchange (i) on the first day of the purchase period for the offering or (ii) on the last day of any pay period when a participant has a sufficient amount accumulated from payroll deductions to purchase ten or more shares, whichever is less. As of December 31, 1995, approximately 45,000 employees were eligible to participate, and 2,240 employees were actively participating, in the 1985 Plan. As of such date, 323,397 shares remained available for future issuance under the 1985 Plan. The 1985 Plan expires on April 30, 1997 and the Board of Directors has the discretion to amend the 1985 Plan unless such amendment requires the approval of stockholders to assure the 1985 Plan's continued compliance with Rule 16b-3.

     Based on current federal income tax laws, the tax consequences of options granted under the 1985 Plan generally are as follows:

     The 1985 Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended. An employee will not have taxable income when shares of Common Stock are purchased for him or her, but income taxes will generally be due when the employee sells or otherwise disposes of stock purchased through the 1985 Plan. The amount of taxable income (whether capital gain or ordinary income) generally will equal the sales price received by the employee upon the sale of the shares, minus the purchase price paid by the employee. The Company generally receives a deduction for federal income tax purposes for the ordinary income an employee recognizes when the employee disposes of stock purchased under the 1985 Plan within two years of the first day of the applicable offering period. The Company does not receive a deduction for shares disposed of after such two-year period.

     It is intended that, unless otherwise directed by stockholders, proxies will be voted for approval of the amendment to the 1985 Plan. The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote on this matter will be necessary to approve adoption of the amendment. The Board of Directors believes that the 1985 Plan has been valuable to the Company in attracting and retaining the services of employees upon whom the Company's success depends. Accordingly, the Board of Directors recommends a vote FOR adoption of the amendment.

          ITEM 5 -- AMENDMENT TO THE COMPANY'S 1987 STOCK OPTION PLAN

     In March 1987, the stockholders adopted the 1987 Stock Option Plan (the "1987 Plan") pursuant to which 600,000 shares of the Company's Common Stock were reserved for issuance. In 1994, stockholders approved amendments to the 1987 Stock Option Plan (as amended, the "1987 Plan"), including increasing the number of shares of Common Stock authorized for issuance under the 1987 Plan by 500,000. In December 1995, the Board of Directors adopted certain amendments to the 1987 Plan. The Board of Directors amended the 1987 Plan to increase the number of shares of Common Stock authorized for issuance under the 1987 Plan by 1,000,000 and to eliminate any termination date of the 1987 Plan. The amendments to the 1987 Plan are subject to approval of the stockholders at the Annual Meeting.

     The 1987 Plan provides for the grant of both nonqualified stock options and, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, incentive stock options ("ISO's"). The 1987 Plan is administered by the Officer Compensation & Stock Option Committee of the Board of Directors, which has the sole discretion to determine the employees to whom options shall be granted, the number of such options, the form of payment upon exercise of an option, and to otherwise administer the 1987 Plan. However, the aggregate fair market value of the Common Stock (determined at the date of the option grant) with respect to which ISO's are exercisable for the first time by an optionee in any calendar year (under all incentive stock option plans maintained by the Company) may not exceed $100,000 and no person may receive options covering more than 25,000 shares in any fiscal year. No option granted under the 1987 Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by such optionee. Approximately 131 persons currently participate in the 1987 Plan.

     The exercise price of options granted under the 1987 Plan must be at least 99% of the fair market value of Common Stock on the date of grant. In the case of any ISO, the exercise price must be at least 100% of the fair market value of Common Stock on the date of grant. With respect to any participant who owns stock representing more than 10% of the total combined voting power of all classes of the Company's capital stock, the exercise price of any ISO must be at least 110% of the fair market value of the Company's Common Stock on the date of the grant. The term of each option granted prior to 1994 is determined by the Committee, provided that no option shall be exercisable after the expiration of ten years and one month from the date of grant, and no ISO shall be exercisable after the expiration of ten years from the date of grant (five years in the case of a more-than-10% stockholder). Options granted after 1994 vest at a rate of 20% per year beginning one year after the date of grant.

     The 1987 Plan provides for the grant of options to each of the Company's non-employee directors in the amount of 2,000 shares of Common Stock per year at an exercise price equal to 100% of the fair market value on the date of grant. For new directors, the options are granted on the date of their election or appointment to the Board of Directors. After receiving an initial grant, each director receives additional options in the amount of 2,000 shares of Common Stock on the first day of each subsequent fiscal year.

     Under the 1987 Plan, the Board of Directors has discretion to amend the 1987 Plan unless such amendment requires the approval of stockholders to assure the 1987 Plan's continued compliance with Rule 16b-3.

     Based on current federal income tax laws, the tax consequences of options granted under the 1987 Plan generally are as follows:

     Recipients of nonqualified stock options will not have taxable income at the time of grant, but will have ordinary income upon the exercise of such options in the amount, if any, that the fair market value of such shares on the date of exercise exceeds the option price of such shares. Any gain or loss recognized by such recipient upon the sale of such shares generally will be a capital gain or loss (short-term or long-term, as applicable).

     Recipients of ISO's will not have taxable income at the time of grant, or upon the exercise of such options, but will (i) if the recipient does not hold such shares for a minimum period, generally have ordinary income upon the sale of such shares in the amount, if any, that the selling price of such shares on the date of sale exceeds the lesser of the option price of such shares on the date of grant or the fair market value of the stock on the date of exercise, or
(ii) if the recipient holds such shares for such minimum period, generally have a capital gain or loss (short-term or long-term, as applicable) upon the sale of such shares in the amount, if any, that the selling price of such shares on the date of sale exceeds the option price of such shares.

     The Company will be entitled to a federal income tax deduction from the exercise of options and/or the sale of stock under the 1987 Plan only if and to the extent that the recipient recognizes ordinary income from such exercise of options and/or sale of stock, and only if applicable withholding requirements are met.

     As of December 31, 1995, options to purchase 868,560 shares of Common Stock were outstanding under the 1987 Plan at a weighted average exercise price of $16.74 per share and 77,440 shares remained available for future grant. Options to purchase 18,000 shares of Common Stock were granted under the 1987 Plan during fiscal 1995. The closing price of a share of the Common Stock on the New York Stock Exchange on February 2, 1996 was $27.75.

     It is intended that, unless otherwise directed by stockholders, proxies will be voted for approval of the amendments to the 1987 Plan. The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote on this matter will be necessary to approve adoption of the amendments to the 1987 Plan. The Board of Directors believes that the 1987 Plan promotes the long-term success of the Company and the creation of stockholder value by attracting and retaining eligible individuals with exceptional qualifications by encouraging such individuals to focus on long-range objectives, and by linking participants directly to stockholder interests through increased stock ownership. Therefore, the Board of Directors recommends a vote FOR adoption of the amendments.

                             EXECUTIVE COMPENSATION

COMPENSATION OF PRINCIPAL OFFICERS

     The compensation for each of the Chief Executive Officer and the four most highly compensated principal officers of the Company for services in all capacities rendered to the Company and its subsidiaries during the fiscal years ended October 31, 1995, 1994 and 1993 is set forth below. Columns regarding "Other Annual Compensation," "Restricted Stock Awards," "Long-Term Incentive Plan [LTIP] Payouts" and "All Other Compensation" are excluded because no reportable payments were made to such principal officers for the relevant years.

                                                                                         LONG TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                                     ANNUAL             ------------
                                                                 COMPENSATION(1)         SECURITIES
                                                   FISCAL     ---------------------      UNDERLYING
           NAME AND PRINCIPAL POSITION              YEAR      SALARY($)    BONUS($)      OPTIONS(#)
-------------------------------------------------  ------     --------     --------     ------------
William W. Steele................................   1995      $460,500     $230,250         5,000
  President, Chief Executive Officer,               1994       360,500      159,135        25,000
  Director, and member of the Executive Committee   1993       350,000       50,916             0
John F. Egan.....................................   1995       314,408       90,616             0
  Vice President and Director of the Company, and   1994       301,446       83,921        20,000
  President of the Janitorial Services Division     1993       287,091       69,454             0
Sydney J. Rosenberg..............................   1995       260,500      130,250             0
  Chairman of the Board, Director, and              1994       360,500      159,135        25,000
  member of the Executive Committee                 1993       350,000       50,916             0
Jess E. Benton, III..............................   1995       253,801      109,610             0
  Senior Vice President                             1994       243,338       83,956        15,000
                                                    1993       236,250       65,750             0
Martinn H. Mandles...............................   1995       225,601      112,800         6,000
  Executive Vice President, Director,               1994       216,300      106,090        15,000
  and member of the                                 1993       210,000       33,944             0
  Executive Committee

---------------

(1) Includes amounts deferred under the Company's Deferred Compensation Plan.

OPTIONS GRANTED TO PRINCIPAL OFFICERS

     The Officer Compensation & Stock Option Committee of the Board of Directors currently has authority to grant stock options under either the Executive Stock Option Plan (the "1984 Plan") or the 1987 Stock Option Plan (the "1987 Plan"). The following table sets forth certain information regarding stock options granted to, and exercised and owned by, the principal officers named in the foregoing Summary Compensation Table.

                                         STOCK OPTION GRANTS IN LAST FISCAL YEAR                 POTENTIAL REALIZABLE
                                                    INDIVIDUAL GRANTS                              VALUE AT ASSUMED
                                ---------------------------------------------------------               ANNUAL
                                  NUMBER OF       PERCENT OF                                        RATES OF STOCK
                                 SECURITIES      TOTAL OPTIONS                                     APPRECIATION FOR
                                 UNDERLYING       GRANTED TO      EXERCISE OR                       OPTION TERM(2)
                                   OPTIONS       EMPLOYEES IN     BASE PRICE   EXPIRATION       ----------------------
       NAME AND POSITION        GRANTED(#)(1)     FISCAL YEAR       ($/SH)        DATE           5%($)         10%($)
---------------------------------------------    -------------    -----------  ----------       -------       --------
William W. Steele...............      5,000           4.1%          $ 22.50           (3)       $70,750(4)    $179,296(4)
  President, Chief Executive
  Officer,
  Director, and member of the
  Executive Committee
John F. Egan....................          0             0               N/A          N/A            N/A            N/A
  Vice President and
  Director of the Company,
  and President of the
  Janitorial Services Division
Sydney J. Rosenberg.............          0             0               N/A          N/A            N/A            N/A
  Chairman of the Board,
  Director,
  and member of the
  Executive Committee
Jess E. Benton, III.............          0             0               N/A          N/A            N/A            N/A
  Senior Vice President
Martinn H. Mandles..............      6,000           4.9%          $ 22.50           (3)       $84,900(4)    $215,160(4)
  Executive Vice President,
  Director, and member of the
  Executive Committee

---------------
(1) All such stock options were granted under the 1984 Plan on March 21, 1995 and 50% become exercisable on the 61st birthday of the recipient and 50% on the 64th birthday of the recipient.

(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% annual rates of stock appreciation prescribed by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, of the Company's stock price. No gain to the optionees is possible without an increase in the price of the Company's stock, which will benefit all stockholders commensurately.

(3) The right to exercise such stock options expires one year after termination of employment or termination from the Board of Directors. However, the stock options may be immediately exercised in the event of dissolution or liquidation of the Company or a merger or combination in which the Company is not the surviving corporation.

(4) For purposes of calculating the potential realizable value, it has been assumed that the stock options have a term of ten years.

             AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END STOCK OPTION VALUES

                                                                 NUMBER OF
                                                                SECURITIES        NUMBER OF
                                                                UNDERLYING        SECURITIES
                                                                UNEXERCISED       UNDERLYING          VALUE OF
                                                                OPTIONS AT       UNEXERCISED        UNEXERCISED
                                                                  FY-END          OPTIONS AT        IN-THE-MONEY
                                                                 UNDER THE          FY-END         OPTIONS UNDER
                                   SHARES                        1984 PLAN        UNDER THE        BOTH PLANS AT
                                  ACQUIRED                        (#)(1)         1987 PLAN($)       FY-END($)(2)
                                     ON            VALUE       EXERCISABLE/      EXERCISABLE/       EXERCISABLE/
       NAME AND POSITION         EXERCISE(#)    REALIZED($)    UNEXERCISABLE    UNEXERCISABLE      UNEXERCISABLE
-------------------------------  -----------    -----------    -------------    --------------    ----------------
William W. Steele..............     0               $0            0/25,000       51,000/24,000    $648,562/533,120(3)
  President, Chief Executive
  Officer, Director, and member
  of the Executive Committee
John F. Egan...................     0                0            0/23,000       40,400/17,600    $603,652/500,668(4)
  Vice President and Director
  of
  the Company, and President of
  the Janitorial Services
  Division
Sydney J. Rosenberg............     0                0                 0/0       21,000/24,000    $159,830/169,520(5)
  Chairman of the Board,
  Director, and member of the
  Executive Committee
Jess E. Benton, III............     0                0            0/20,000       19,400/13,600    $230,762/420,728(6)
  Senior Vice President
Martinn H. Mandles.............     0                0            0/20,000       29,400/13,600    $408,862/354,368(7)
  Executive Vice President of
  the Company, Director, and
  member of the Executive
  Committee

---------------

(1) Stock options granted under the 1984 Plan vest 50% on the 61st birthday of the employee or member of the Board of Directors of the Company or its subsidiaries and 50% on such option holder's 64th birthday. The right to exercise such stock options expires one year after termination of employment or termination from the Board of Directors. However, the stock options may be immediately exercised in the event of dissolution or liquidation of the Company or a merger or combination in which the Company is not the surviving corporation.

(2) Based on a price per share of $26.50, which was the price of a share of Common Stock on the New York Stock Exchange at the close of business on October 31, 1995.

(3) Includes 20,000 stock options granted in 1983 at an exercise price of $11.44 per share, 30,000 stock options granted in 1988 at an exercise price of $10.13 per share, 20,000 stock options granted in 1991 at an exercise price of $16.97 per share, 25,000 stock options granted in 1994 at an exercise price of $17.81 and 5,000 stock options granted in 1995 at an exercise price of $22.50 per share.

(4) Includes 23,000 stock options granted in 1983 at an exercise price of $11.44 per share, 30,000 stock options granted in 1988 at an exercise price of $9.57 per share, 8,000 stock options granted in 1991 at an exercise price of $16.97 per share and 20,000 stock options granted in 1994 at an exercise price of $17.81 per share.

(5) Includes 20,000 stock options granted in 1991 at an exercise price of $18.67 and 25,000 stock options granted in 1994 at an exercise price of $19.59 per share.

(6) Includes 20,000 stock options granted in 1983 at an exercise price of $11.44 per share, 10,000 stock options granted in 1988 at an exercise price of $12.13 per share, 8,000 stock options granted in 1991 at an exercise price of $16.97 per share and 15,000 stock options granted in 1994 at an exercise price of $17.81 per share.

(7) Includes 14,000 stock options granted in 1983 at an exercise price of $11.44 per share, 20,000 stock options granted in 1988 at an exercise price of $10.41 per share, 8,000 stock options granted in 1991 at an exercise price of $16.97 per share, 15,000 stock options granted in 1994 at an exercise price of $17.81 per share and 6,000 stock options granted in 1995 at an exercise price of $22.50 per share.

SERVICE AWARD BENEFIT PLAN

     The Company's Service Award Benefit Plan became effective on November 1, 1989. This plan is an unfunded "severance pay plan" as defined in the Employee Retirement Income Security Act of 1974, as amended. All qualified employees, as defined in said Service Award Benefit Plan, earning more than the Internal Revenue Service determination of a highly compensated individual as determined each calendar year (currently over $66,000), are eligible for benefits under the plan. The Company has a separate Profit Sharing and Employee Savings Plan for all qualified employees, as defined in said Profit Sharing and Employee Savings Plan, who earn less than such amount.

     The plan provides that, upon termination, eligible employees will receive seven days pay for each full fiscal year of employment subsequent to November 1, 1989. The Company, at its discretion, may also award additional days each year. The amount of the payment is based on the average annual compensation, up to a maximum of $150,000, received by the employee in the current calendar year and the two calendar years preceding termination. The amount of the payment under the plan, together with any other severance pay paid to the employee, cannot exceed two times the compensation received by the employee in the 12 month period preceding the termination of employment.

     If an employee's employment terminates before the employee has been employed for five years, except in the case of death, disability or normal retirement of the employee, if the employee is terminated for cause (such as theft or embezzlement), or if the employee subsequently engages in competition with the Company, such employee forfeits any benefits payable under the plan.

     Following termination, eligible employees will receive their payments under the plan in two equal installments. Executives, managers and salespersons of the Company will receive their first payment in the eleventh month following termination and the second payment no later than the last day of the twenty-third month following termination. Other eligible employees will receive their first payment as soon as administratively possible following termination and their second payment in the thirteenth month following termination. The payment schedule may be waived for employees who terminate employment after reaching age 62, or if termination results from death or total disability.

EMPLOYMENT CONTRACTS

     The Company has entered into written employment contracts with each of the five principal officers named in the foregoing compensation tables. All of their contracts were extended and otherwise amended as of November 1, 1994 and provide for an annual salary (currently set at the following amounts for fiscal 1996:
$480,302 for William W. Steele; $327,928 for John F. Egan; $271,702 for Sydney
J. Rosenberg; $264,715 for Jess E. Benton, III; and $235,302 for Martinn H. Mandles), and an annual bonus based on pre-tax profits, plus other customary benefits, including, but not limited to, participation in the Company's retirement, life and disability insurance programs. In accordance with the terms and conditions of the written employment contracts, the Company also provides its principal officers with certain perquisites, such as Company-provided automobiles or car allowances, an executive group health plan, club memberships and dues, and incidental personal benefits.

     The amendments include several significant restrictions on increases in annual salary and on payment of annual bonuses that are set forth in the Officer Compensation & Stock Option Committee Report on Officer Compensation that follows.

     These contracts also provide that upon a principal officer's retirement from full-time employment with the Company at or after age 65 or in certain other specified events, the Company will pay them or their respective estates consulting fees for a period of ten years in the aggregate amounts of:
$1,000,000 in the case of Sydney Rosenberg; an amount equal to $540,000 plus $76,666 times the number of years of Mr. Steele's employment with the Company after November 1, 1994 in the case of William W. Steele; an amount equal to

$471,428 plus $42,857 times the number of years of Mr. Egan's employment with the Company after November 1, 1994 in the case of John F. Egan; and $120,000 each in the cases of Jess E. Benton, III and Martinn H. Mandles. These employment contracts continue for an initial term of: three years ending on October 31, 1997 as to Sydney J. Rosenberg and William W. Steele; and two years ending on October 31, 1996 as to John F. Egan, Jess E. Benton, III and Martinn
H. Mandles; in all cases, unless earlier terminated or later extended by them or the Company pursuant to the terms of each contract.

MANAGEMENT INDEBTEDNESS

     During fiscal year 1984, John F. Egan relocated his personal residence in connection with his employment by the Company. In order to assist him with the relocation, the Company loaned $575,000 to Mr. Egan for the purchase of a new personal residence. The loan is secured by a deed of trust on such residence. The loan, which contained a shared appreciation provision, accrued interest at the rate of 3% per annum from August 1987 until July 1989, and 4% per annum from August 1989 to December 31, 1991. Effective January 1, 1992, the loan was amended to terminate the shared appreciation provisions and to provide for interest rates of 6% per annum. The loan will mature in 1999 unless accelerated upon the occurrence of certain specified events such as termination of his employment with the Company. As of December 31, 1995, the outstanding principal balance of such loan to John F. Egan, was $525,653.

OFFICER COMPENSATION & STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION

     Maryellen B. Cattani, Theodore Rosenberg and William E. Walsh serve as members of the Officer Compensation & Stock Option Committee of the Board of Directors. Maryellen B. Cattani and William E. Walsh have no relationships with the Company other than as directors and stockholders.

     Theodore Rosenberg is a former officer and employee of the Company, having retired on December 31, 1989. He is the brother of Sydney J. Rosenberg, the Company's Chairman of the Board. Upon Theodore Rosenberg's retirement as an officer and employee of the Company, a payment of $100,000 per year for ten years provided for in his earlier employment contract became payable in equal monthly installments beginning in January 1990. Theodore Rosenberg continues to provide consulting services to the Company on a month-to-month basis, for which services he receives a fee of $5,000 per month. See also "Certain Relationships and Related Transactions" herein for a description of an office lease between the Company and certain other family members of Sydney J. Rosenberg and Theodore Rosenberg.

     During fiscal 1995, no principal officer of the Company served as a director, or as a member of the compensation committee, of any other for-profit entity other than subsidiaries of the Company.

OFFICER COMPENSATION & STOCK OPTION COMMITTEE REPORT ON OFFICER COMPENSATION

February 1, 1996

To the Board of Directors:

     INTRODUCTION. Based upon its evaluation of the performance of both the Company and its principal officers, and subject to existing employment contracts, the Officer Compensation & Stock Option Committee reviews and recommends to the Board of Directors the compensation and other terms and conditions of employment for the twelve principal officers of the Company, who are: the Chairman of the Board; the President (Chief Executive Officer); Executive Vice President; two Senior Vice Presidents; five Vice Presidents (including the Chief Financial Officer); the Controller (Chief Accounting Officer); and the Treasurer.

     COMPENSATION PROGRAM APPLICABLE TO PRINCIPAL OFFICERS. Because the Company is primarily a service business, the leadership of its principal officers is crucial to the Company's growth and prosperity. It is the Committee's goal that the policies underlying the Company's executive compensation programs support the Company's ultimate goal of enhancing stockholder value by providing cost-effective service to customers at a profit to the Company. Each principal officer is compensated through a combination of annual salary and bonus, plus stock option grants from time-to-time. Subject to the terms and conditions of the written employment contracts described below, the Committee reviews the overall compensation of the principal officers primarily by evaluating their past performance, expectations as to their future performance, the Company's profitability and other factors such as length of service to the Company.

     To assist it in its review, the Committee retains, from time-to-time, the services of an independent executive compensation consulting firm to evaluate the Company's cash compensation of its principal officers. The consultant helped to design the current compensation program and verified that this program was competitive with companies of similar size and performance. Based upon the results of the evaluation undertaken by such consulting firm, the Committee believes that the Company's cash compensation program for its principal officers in general, and the individual cash compensation of the Company's principal officers in particular, are fair and reasonable. Through the consistent and fair application of its executive compensation program, the Company believes it will be able to recruit and retain executives who are best able to contribute to the overall success of the Company, including the Company's ultimate goal of enhancing stockholder value.

     ANNUAL SALARIES AND BONUSES. The Company has entered into written employment contracts with all of its principal officers which set forth the compensation and other terms and conditions of their employment by the Company. With input from the independent executive compensation consulting firm, the ten agreements that were then due to expire were extended and otherwise amended as of November 1, 1994. The other two agreements expired on October 31, 1995, but were extended under the same general terms and conditions as the ten agreements that were extended and otherwise amended as of November 1, 1994.

     Under these amended agreements, each principal officer receives cash compensation in the form of an annual salary, plus an annual bonus that is related directly to the profit before taxes of the Company on a consolidated basis or the division(s) of the Company for which the principal officer is responsible.

     For the Company's principal officers to be entitled to receive an increase in annual salary under the written employment contracts amended as of November 1, 1994, the Company's earnings per share for fiscal years beginning with 1995 must equal or exceed the Company's earnings per share for the previous fiscal year, in which case the annual salaries are increased by an amount equal to the percentage change in the American Compensation Association Index for the Western Region, to a maximum of 6% per year.

     The annual bonus of each principal officer is a percentage of profit for the current fiscal year, or it is a function of both the profit for the current fiscal year and any increase in profit over the previous fiscal year. All such bonuses are calculated and earned only after completion of the Company's annual audit.

     However, for any of the Company's principal officers to receive an annual bonus under the written employment contracts amended as of November 1, 1994, the Company's annual earnings per share for any fiscal year after 1995 must exceed 80% of the Company's earnings per share for the previous fiscal year.

     The Committee views the annual bonus as an important part of the overall compensation of each principal officer because it provides each of them with a material stake in the financial performance of the Company and/or the operating division(s) for which they are responsible. The members of the Officer Compensation & Stock Option Committee expect that such bonuses will represent a significant portion of a principal officer's annual salary if the Company and/or the applicable division(s) achieve their projected income. Accordingly, a significant portion of the compensation of each principal officer is related directly to the Company's profitability and, therefore, to the Company's ultimate goal of enhancing stockholder value.

     Prior to the expiration of a written employment contract between the Company and a principal officer, the Committee will evaluate the compensation of that officer in accordance with the executive compensation program described above, focusing on motivating that officer to attain corporate and individual performance objectives.

     OTHER COMPENSATION. The Company's principal officers are also eligible to participate in compensation and benefit programs generally available to other employees, including, but not limited to, the Company's retirement, life and disability insurance programs. In accordance with the terms and conditions of the written employment contracts, the Company also provides its principal officers with certain perquisites, such as Company-provided automobiles or car allowances, an executive group health plan, club memberships and dues, and incidental personal benefits.

     BASIS FOR CEO COMPENSATION. The Chief Executive Officer's cash compensation for fiscal 1995 was determined by such officer's employment contract. William W. Steele, President, assumed the position of Chief Executive Officer from Sydney Rosenberg on November 1, 1994. Accordingly, Mr. Rosenberg's annual salary for fiscal 1995 was reduced by $100,000 from his annual salary in fiscal 1994, while Mr. Steele's annual salary was increased by $100,000. In addition, Mr. Rosenberg's bonus percentage for fiscal 1995 was reduced by one-third from his bonus percentage in fiscal 1994, while Mr. Steele's bonus percentage was increased by one-third. The Chief Executive Officer's compensation is evaluated in accordance with the factors and criteria used to evaluate all principal officers and is subject to the same limitations described above.

     IRS SECTION 162(M). Section 162(m) of the Internal Revenue Code of 1986 generally limits a corporation's annual federal tax deduction for compensation (including stock-based compensation such as options) paid to certain top principal officers. The Company generally may deduct such compensation only to the extent that the amount paid to any such officer does not exceed $1,000,000 during any fiscal year or is "performance-based" as defined in Section 162(m). The current levels of compensation paid to the Company's officers are below the limits of Section 162(m) and, accordingly, the Company has not adopted an overall policy regarding Section 162(m).

                                          Officer Compensation & Stock Option
                                          Committee

                                          Maryellen B. Cattani, Chairperson
                                          Theodore Rosenberg, Member
                                          William E. Walsh, Member

OFFICER COMPENSATION & STOCK OPTION COMMITTEE REPORT ON STOCK OPTION PLANS

February 1, 1996

To the Board of Directors:

     The Officer Compensation & Stock Option Committee administers the Company's stock option plans and authorizes grants thereunder.

     The Company's stock option plans provide principal officers and other employees with an opportunity to purchase a proprietary interest in the Company and thus encourage them to become and remain employed by the Company. The Committee views the granting of stock options and the ownership of stock as important mechanisms for relating overall compensation of principal officers and other employees directly to the Company's ultimate goal of enhancing stockholder value.

     In December 1994, the Committee authorized the grant of stock options to purchase 101,500 shares under the 1984 Plan as of the date of the 1995 Annual Meeting, including the grant to executive officers of stock options to purchase 22,000 shares. In fiscal 1995, stock options to purchase 18,000 shares of Common Stock were granted under the 1987 Stock Option Plan (the "1987 Plan"). In addition, the Committee recommended the proposed amendments to the 1984 Plan, 1985 Plan and 1987 Plan for the reasons set forth under Item 3--Amendment to the Company's 1984 Executive Stock Option Plan, Item 4--Amendment to the Company's 1985 Stock Purchase Plan and Item 5--Amendment to the Company's 1987 Stock Option Plan.

     In determining the number of stock options to be granted to the principal officers, the Committee considers each officer's performance, the Company's overall profitability, the aggregate number of such stock options that had been granted in recent years, and other factors such as length of service to the Company.

                                          Officer Compensation & Stock Option
                                          Committee

                                          Maryellen B. Cattani, Chairperson
                                          Theodore Rosenberg, Member
                                          William E. Walsh, Member

PERFORMANCE GRAPH

     Set forth below is a graph comparing the five-year cumulative total stockholder return on the Company's Common Stock with the five-year cumulative total return of: (a) the Standard & Poor's 500 and (b) a peer group of companies that, like the Company, (i) are currently listed on the New York Stock Exchange,
(ii) have been publicly-traded for at least five years and (iii) have a market capitalization of $250 million to $275 million (based on the most recent publicly-available number of shares outstanding on January 12, 1996 and the closing price of such shares on December 31, 1995). The peer group consists of the following companies, in addition to the Company: Benson Eyecare Corporation; Brown Group Inc.; Capsure Holdings Corp.; Carmike Cinemas Inc.; Coeur D'Alene Mines Corp.; Criimi Mae Inc.; Curtis-Wright Corp.; Empire District Electric Co.; Energen Corp.; Morgan Keegan Inc.; New York Bancorp Inc; Nuevo Energy Co.; Oregon Steel Mills Inc; Osmonics Inc; Philadelphia Suburban Corp.; Phillips-Van Heusen; PHP Healthcare Corp.; Quanex Corp.; Rohr Inc.; Russ Berne & Company Inc.; Rykoff-Sexton Inc.; Teedegar Industries Inc.; WHX Corp.; Yankee Energy Systems Inc.; and Zurn Industries Inc.

     Although the criteria for selecting companies to be included in the peer group are the same as the criteria used in last year's proxy statement (except that the range of market capitalization has been revised upward to encompass the Company's increased capitalization), the following companies from last year's peer group have been deleted from this year's peer group because they failed to meet the market capitalization requirement set forth above and/or they are not currently listed on the New York Stock Exchange: AAR Corp.; Alaska Airgroup Inc.; Allwaste Inc.; Aztar Corp.; Berry Petroleum; BMC Industries Inc.; Burnham Pacific PPTY Inc.; Chaparral Steel Company; Checkpoint Systems Inc.; Convex Computer Corp.; Ennis Business Forms; Fieldcrest Cannon; Handy & Harman; Hills Stores Co.; Huffy Corp.; Hunt Mfg.; IMO Industries Inc.; Logicon Inc.; Northwestern Public Serv. Co.; Nymagic Inc.; OMI Corp.; Pacific Scientific Co.; Playboy Enterprises; Pope & Talbot Inc.; Resources Mfg. Capital Inc.; Showboat Inc.; Skyline Corp.; Unitrode Corp.; Uslico Corp.; Varco International; Watkins-Johnson; Westcorp; Western Waste Industries; and Zero Corp.

     The Company does not believe it can reasonably identify a peer group of companies on an industry or line of business basis for the purpose of developing a comparative performance index. The building services industry is highly fragmented, primarily consisting of privately-owned businesses that provide a limited range of services on a local or regional basis. While the Company is aware that some other publicly-traded companies market services in one or more of the Company's eight lines of business, none of these other companies provide most or all of the services offered by the Company, and many offer other services or products as well. Moreover, some of these other companies that engage in one or more of the Company's eight lines of business do so through divisions or subsidiaries that are not publicly-traded and/or reported. For all of these reasons, no such comparison would, in the opinion of the Company, provide a meaningful index of comparative performance.

     The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company's Common Stock.

                Total Shareholder Returns-Dividends Reinvested

                                     Indexed Returns
                                       Years Ending

                                        October 31,
                    -------------------------------------------------------
                     1990    1991      1992      1993     1994       1995
                    -----  -------   -------    ------   -------   --------
ABM INDUSTRIES INC   100    122.41    132.85    125.15   164.75     213.03
S&P 500 INDEX        100    133.50    146.79    168.72   175.25     221.58
PEER GROUP           100    145.24    148.02    185.20   164.65     170.85

                             PRINCIPAL STOCKHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to the persons or entities known to the Company to be beneficial owners of more than 5% of the Company's Common Stock as of December 31, 1995.

                        NAME AND ADDRESS OF                        NUMBER OF
                          BENEFICIAL OWNER                           SHARES        PERCENT
    ------------------------------------------------------------  ------------     -------
    Theodore Rosenberg(1).......................................  1,200,585(2)       12.7%
      295-89th Street, Suite 200
      Daly City, California 94015
    Sydney J. Rosenberg(1)......................................  1,165,348(3)       12.4
      9831 West Pico Boulevard
      Los Angeles, California 90035
    GeoCapital Corporation......................................    995,624(4)       10.6
      767 Fifth Avenue
      New York, New York 10153

---------------
(1) According to the Schedule 13D filed by such persons, Sydney J. and Theodore Rosenberg may each be deemed to be a member of a group within the meaning of
    Section 13(d)(5) of the Securities Exchange Act of 1934, as amended, and therefore, each may be deemed to own an aggregate of 2,365,933 shares of Common Stock or approximately 25.1% of the outstanding Common Stock. Subject to the foregoing, each of Sydney J. and Theodore Rosenberg disclaims beneficial ownership of shares held by the other.

(2) Includes 15,396 shares of Common Stock held by a family charitable corporation, of which Theodore Rosenberg is a director. Theodore Rosenberg disclaims beneficial ownership of such shares. Also includes 800 shares subject to outstanding stock options held by Theodore Rosenberg that were exercisable on or within 60 days after December 31, 1995.

(3) Includes 21,866 shares of Common Stock held by Sydney J. Rosenberg's wife and 16,350 shares held by a family charitable corporation, of which Sydney
    J. Rosenberg is a director. Sydney J. Rosenberg disclaims beneficial ownership of such shares. Also includes 21,000 shares subject to outstanding stock options held by Sydney J. Rosenberg that were exercisable on or within 60 days after December 31, 1995.

(4) Based on information provided as of December 31, 1995 to the Company by GeoCapital Corporation. Does not include 5,000 shares held by a senior vice president, as reported to the Company by GeoCapital Corporation.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table indicates, as to each named principal officer, director and nominee, and as to all directors and principal officers as a group, the number of shares and percentage of the Company's Common Stock beneficially owned as of December 31, 1995.

                                                                           COMMON STOCK
                                                                     BENEFICIALLY OWNED AS OF
                                                                        DECEMBER 31, 1995
                                                                  ------------------------------
                                                                  NUMBER OF
                                                                   SHARES             PERCENT(1)
                                                                  ---------           ----------
Jess E. Benton, III.............................................     39,967(2)           *
Maryellen B. Cattani............................................      1,800(3)           *
John F. Egan....................................................     93,345(4)           *
Luke S. Helms...................................................          0              *
Charles T. Horngren.............................................      7,200(5)           *
Henry L. Kotkins, Jr............................................      1,000              *
Martinn H. Mandles..............................................     74,614(6)           *
Sydney J. Rosenberg.............................................  1,165,348(7)(8)        12.4%
Theodore Rosenberg..............................................  1,200,585(7)(9)        12.7%
William W. Steele...............................................     61,386(10)          *
William E. Walsh................................................      4,800(11)          *
Boniface A. Zaino...............................................      2,400(12)          *
Principal officers and directors as a group (19 persons)........  2,780,838(13)          28.8%

---------------
  * Less than 1.0%

 (1) Based on a total of 9,412,719 shares outstanding as of December 31, 1995.

 (2) Includes 19,400 shares subject to outstanding stock options held by Jess E. Benton, III that were exercisable on or within 60 days after December 31, 1995.

 (3) Includes 800 shares subject to outstanding stock options held by Maryellen
     B. Cattani that were exercisable on or within 60 days after December 31, 1995.

 (4) Includes 40,400 shares subject to outstanding stock options held by John F. Egan that were exercisable on or within 60 days after December 31, 1995.

 (5) Includes 3,800 shares subject to outstanding stock options held by Charles
     T. Horngren that were exercisable on or within 60 days after December 31, 1995.

 (6) Includes 25,368 shares of Common Stock held by the Leo L. Schaumer Testamentary Trusts, of which Mr. Mandles is Co-Trustee with Bank of America National Trust & Savings Association. Mr. Mandles disclaims beneficial ownership of such shares. Also includes 300 shares held by Mr. Mandles as Trustee for a minor and 29,400 shares subject to outstanding stock options held by Martinn H. Mandles that were exercisable on or within 60 days after December 31, 1995.

 (7) According to the Schedule 13D filed by such persons, Sydney J. Rosenberg and Theodore Rosenberg may each be deemed to be a member of a group within the meaning of Section 13(d)(5) of the Securities Exchange Act of 1934, as amended, and therefore, each may be deemed to own an aggregate of 2,365,933 shares of Common Stock or approximately 25.1% of the outstanding Common Stock. Subject to the foregoing, each of them disclaims beneficial ownership of shares held by the other.

 (8) Includes 21,866 shares of Common Stock held by Sydney J. Rosenberg's wife and 16,350 shares held by a family charitable corporation of which Sydney
     J. Rosenberg is a director. Sydney J. Rosenberg disclaims beneficial ownership of such shares. Also includes 21,000 shares subject to outstanding stock options held by Sydney J. Rosenberg that were exercisable on or within 60 days after December 31, 1995.

 (9) Includes 15,396 shares of Common Stock held by a family charitable corporation of which Theodore Rosenberg is a director. Theodore Rosenberg disclaims beneficial ownership of such shares. Also includes 800 shares subject to outstanding stock options held by Theodore Rosenberg that were exercisable on or within 60 days after December 31, 1995.

(10) Includes 51,000 shares subject to outstanding stock options held by William
     W. Steele that were exercisable on or within 60 days after December 31, 1995.

(11) Includes 3,800 shares subject to outstanding stock options held by William
     E. Walsh that were exercisable on or within 60 days after December 31, 1995.

(12) Includes 400 shares subject to outstanding stock options held by Boniface
     A. Zaino that were exercisable on or within 60 days after December 31, 1995.

(13) Includes 239,300 shares subject to outstanding stock options held by the Company's principal officers and directors that were exercisable on or within 60 days after December 31, 1995.

                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases office space in Los Angeles from several children of Sydney J. Rosenberg and Theodore Rosenberg pursuant to a lease that expires in June 1999. As of December 31, 1995, the aggregate rental payments made under the lease since its inception on July 1, 1979 were $433,564. The current rental payment for the leased property is $2,702 per month plus an increase of $62 per month on July 1 of each year. Neither Sydney J. Rosenberg nor Theodore Rosenberg directly or indirectly receives any proceeds from the lease.

                            APPOINTMENT OF AUDITORS

     KPMG Peat Marwick LLP, independent certified public accountants, have been selected as the Company's principal accountants for the current year. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     As of the date of this proxy statement, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Annual Meeting of Stockholders. If other matters properly come before the Annual Meeting, those persons named in the accompanying proxy will vote in accordance with their judgment.

                      1997 ANNUAL MEETING OF STOCKHOLDERS

     Stockholders are entitled to present proposals for action at stockholders' meetings if they comply with the requirements of the proxy rules. In connection with this year's Annual Meeting, no stockholder proposals were presented. Any proposals intended to be presented at the 1997 Annual Meeting must be received at the Company's offices on or before October 18, 1996 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                          By Order of the Board of Directors

                                          Harry H. Kahn, Esq.
                                          Vice President, General Counsel
                                          and Secretary

February 15, 1996

                                                                      APPENDIX A

                          ABM INDUSTRIES INCORPORATED

                          EXECUTIVE STOCK OPTION PLAN
                        (DECEMBER 19, 1995 RESTATEMENT)

                                   ARTICLE I

                                  DEFINITIONS

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Committee" shall mean the Officer Compensation & Stock Option Committee of the Board, or such other committee as the Board may designate. The Committee shall consist of not fewer than three members of the Board. Each member of the Committee shall be a "disinterested person" as defined in Rule 16b-3 under the Securities Exchange Act of 1934.

          (c) "Company" shall mean ABM Industries Incorporated.

          (d) "Fair Market Value" shall mean the average of the highest price and the lowest price per share at which the Stock is sold in the regular way on the New York Stock Exchange on the day an Option is granted hereunder or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

          (e) "Nonemployee Director" shall mean a member of the Board who is neither an employee of the Company nor of any Subsidiary.

          (f) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of Article VI hereof.

          (g) "Optionee" shall mean an individual to whom an Option has been granted hereunder.

          (h) "Plan" shall mean the ABM Industries Incorporated Executive Stock Option Plan, the terms of which are set forth herein.

          (i) "Stock" shall mean the Common Stock of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

          (j) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock hereunder.

          (k) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

          (l) "Vesting Date" shall mean an Optionee's "Initial Vesting Date" or "Final Vesting Date", as the case may be. An Optionee's Initial Vesting Date shall apply to the first fifty percent (50%) of the shares covered by his or her Option, and shall mean the Optionee's sixty-first (61st) birthday. An Optionee's Final Vesting Date shall apply to the remaining fifty percent (50%) of the shares covered by such Option, and shall mean the Optionee's sixty-fourth (64th) birthday.

                                   ARTICLE II

                                    THE PLAN

     2.1 Name. This Plan shall be known as the "ABM Industries Incorporated Executive Stock Option Plan".

     2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to Nonemployee Directors and to key management employees of the Company and its Subsidiaries an opportunity to acquire or increase their proprietary interest in the Company by the grant to such individuals of Options under the terms set forth herein. By thus encouraging such individuals to become owners of the Company shares, the Company seeks to motivate, retain, and attract those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the Company in large measure depends.

                                  ARTICLE III

                                  PARTICIPANTS

     Any officer or other key management employee of the Company or its Subsidiaries shall be eligible to participate in the Plan. The Committee may grant Options to any eligible employee in accordance with such determinations as the Committee from time to time in its sole discretion shall make. Each Nonemployee Director who both (1) is such on the date of the 1995 Annual Meeting of Stockholders, and (2) does not hold an Option, automatically shall receive, as of such date only, an Option to purchase 3,000 shares of Stock, but subject to Section 6.2 (regarding the ineligibility of ten percent (10%) holders). Each Nonemployee Director who becomes such after the 1995 Annual Meeting of Stockholders, automatically shall receive, as of the date of his or her election or appointment to the Board, an Option to purchase 3,000 shares of Stock.

                                   ARTICLE IV

                                 ADMINISTRATION

     4.1 Duties and Powers of Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among eligible employees those to whom and the time or times at which Options may be granted and the number of shares of Stock to be subject to each Option. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan.

     4.2 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

     4.3 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible employees and Nonemployee Directors, their employment or service, death, retirement, disability or other termination of employment or service, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V

                        SHARES OF STOCK SUBJECT TO PLAN

     5.1 Limitations.  Subject to adjustment pursuant to the provisions of
Section 5.3 hereof, the number of shares of Stock which may be issued and sold hereunder shall not exceed eight hundred forty thousand (840,000) shares. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

     5.2 Options and Awards Granted Under Plan. Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for Options hereunder. If Options granted hereunder shall terminate for any reason without being wholly exercised, new Options may be granted hereunder for the number of shares to which such Option termination relates.

     5.3 Antidilution. In the event that the outstanding shares of Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend:

          (a) The aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately;

          (b) Rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately;

          (c) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger, or combination, to exercise his Option in whole or in part, without regard to any time of exercise provision.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                   ARTICLE VI

                                    OPTIONS

     6.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

     6.2 Participation Limitation. The Committee shall not grant an Option to any individual for such number of shares of Stock that, immediately after the grant, the total number of shares of Stock owned or subject to all options exercisable at any time by such individual exceed ten percent (10%) of the total combined voting power of all Stock of the Company or its Subsidiaries. For this purpose an individual shall be considered as owning stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants, and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

     6.3 Option Price. The per share Option price of the Stock subject to each Option shall be determined by the Committee, but the per share price shall not be less than the Fair Market Value of the Stock on the date the Option is granted. The per share Option price of the Stock subject to each Option granted to a

Nonemployee Director shall equal 100% of the Fair Market Value of the Stock on the date the Option is granted.

     6.4 Period of Exercisability. Subject to Sections 6.5(a) and 6.7, the period during which each Option may be exercised shall be determined in accordance with the following rules. As to the first fifty percent (50%) of the shares covered by an Option, the Option may be exercised during the period commencing on the Optionee's Initial Vesting Date and ending one (1) year after the Optionee's termination of employment with the Company and all of its Subsidiaries (termination from the Board, in the case of a Nonemployee Director). As to the remaining fifty percent (50%) of the shares covered by the Option, the Option may be exercised during the period commencing on the Optionee's Final Vesting Date and ending one (1) year after the Optionee's termination of employment with the Company and all of its Subsidiaries (termination from the Board, in the case of a Nonemployee Director).

     6.5 Option Exercise.

     (a) Options granted hereunder may not be exercised unless the Optionee shall have remained in the employ of the Company or its Subsidiaries (on the Board in the case of a Nonemployee Director) until the applicable Vesting Date.

     (b) Options may be exercised in whole or in part from time to time with respect to whole shares only, during such period for the exercise thereof, and shall be exercised by written notice of exercise with respect to a specified number of shares delivered to the Company at its headquarters office, and payment in full to the Company at said office of the amount of the Option price for the number of shares of Stock with respect to which the Option is exercised. In addition to and at the time of payment of the Option price, Optionee shall pay to the Company in cash the full amount of all federal and/or state withholding taxes applicable to the taxable income of such Optionee resulting from such exercise.

     6.6 Nontransferability of Option. No Option shall be transferrable by an Optionee and shall be exercisable only by him.

     6.7 Effect of Termination of Employment or Service. If, prior to an Optionee's applicable Vesting Date, the Optionee's employment or service shall be terminated by the Company or a Subsidiary with or without cause, or by the act of the Optionee, the right to exercise such Option (or portion thereof) shall terminate and all rights thereunder shall cease.

     6.8 Rights as Stockholder. An Optionee shall have no rights as a stockholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.

                                  ARTICLE VII

                               STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable; and

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish or approve for reasons of administrative convenience.

                                  ARTICLE VIII

                       AMENDMENT AND TERMINATION OF PLAN

     The Board may at any time, or from time to time, amend or terminate the Plan in any respect, except that, to the extent required to maintain this Plan's qualification under Rule 16b-3, any amendment shall be subject to stockholder approval.

                                   ARTICLE IX

                                 MISCELLANEOUS

     9.1 No Effect on Employment or Service. Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement shall confer upon any employee the right to continue as a member of the Board or in the employ of the Company or any Subsidiary.

     9.2 Use of Proceeds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options shall be added to the Company's general funds and used for general corporate purposes.

     9.3 Effective Date of Plan and Stockholder Approval. The effective date of this amended and restated Plan is December 19, 1995, the date of its approval by the Board, subject to ratification by an affirmative vote of the holders of a majority of the shares which are present in person or by proxy and entitled to vote at the 1996 Annual Meeting of Stockholders. The amendment and restatement of the Plan shall have no effect on the Options granted under the Plan prior to the amendment and restatement.

     9.4 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

     9.5 Singular, Plural; Gender. Wherever used herein, nouns in the singular shall include the plural and the masculine pronoun shall include the feminine gender.

     9.6 Headings Not Part of Plan. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

                                                                      APPENDIX B

                          ABM INDUSTRIES INCORPORATED

                       1985 EMPLOYEE STOCK PURCHASE PLAN
                        (DECEMBER 19, 1995, RESTATEMENT)

     The purpose of this 1985 Employee Stock Purchase Plan (the "Plan") is to provide employees the opportunity to purchase American Building Maintenance Industries, Inc.'s Common Stock through annual offerings to be made until April 30, 1997. An aggregate of 3,100,000 shares of such stock may be issued under the Plan (the "Shares").

     1. ELIGIBILITY. Only employees of ABM Industries Incorporated (the "Corporation") and its subsidiary corporations will be eligible to participate in the Plan. All such employees will be eligible to participate, except employees who own or hold options to purchase or who, as a result of participation in this Plan, would own or hold options to purchase, stock of the Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation and any current or future parent and/or subsidiary corporation(s) of the Corporation. An employee shall be considered as owning stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock which an employee may purchase under outstanding options shall be treated as stock owned by the employee.

     2. OFFERINGS. The Plan shall be implemented by granting eligible employees the right to purchase Shares (an "Offering") during offering periods of one (1) year duration (each such period being referred to herein as an "Offering Period") commencing at such times as the Corporation shall determine. The first working day during an Offering Period shall be the "Offering Date" for such Offering Period.

     3. PARTICIPATION. An employee eligible on the Offering Date of any Offering may participate in such Offering by completing and forwarding a Payroll Deduction Authorization for Purchase of ABM Stock form ("Payroll Deduction Authorization Form") to the Payroll Department at such employee's branch location on or before the Offering Date. The form will authorize a regular payroll deduction from the employee's compensation.

     Unless otherwise indicated, a participating employee shall automatically participate in the first Offering which commences immediately after the expiration of each Offering in which such employee acquires Shares upon expiration of the standard one (1) year Offering Period. A participating employee is not required to file an additional Payroll Deduction Authorization Form in order to automatically participate therein. Unless otherwise indicated in an additional Payroll Deduction Authorization Form, the rate at which payroll deductions shall be accumulated with respect to any such subsequent Offering shall equal the rate applicable to the previously expired Offering. Any balance in an employee's payroll deduction account at the end of an Offering will remain in the employee's account as funds available for the purchase of shares in the subsequent Offering.

     4. DEDUCTIONS. The Corporation will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction up to a maximum of 10% of the compensation he receives during the Offering Period specified for the Offering (or during such portion thereof as he may elect to participate). As a minimum, an employee must authorize a payroll deduction which, based on his rate of pay at the time of such authorization, would enable him by the end of the Offering Period to accumulate in his account an amount equal to at least the Offering Price (as defined below) of ten Shares for that Offering.

     5. DEDUCTION CHANGES. An employee may at any time increase or decrease his payroll deduction by filing a new Payroll Deduction Authorization Form. The change will become effective for the next pay period after receipt of the form. A payroll deduction may be increased only once and reduced only once during any Offering Period. An employee will be deemed to have withdrawn from an Offering if such employee reduces the payroll deduction amount to zero.

     6. WITHDRAWAL OF FUNDS. An employee may at any time and for any reason draw out the balance accumulated in his account, and thereby withdraw from participation in an Offering. He may not thereafter participate during the remainder of the Offering Period specified for the Offering. Partial withdrawals will not be permitted.

     7. PURCHASE OF SHARES. Each employee participating in any Offering under this Plan will be granted, upon the Offering Date of such Offering, a right to purchase as many full Shares (but not less than ten) as he may elect to purchase for up to 10% of compensation received during the specified Offering Period to be paid by payroll deductions during such period, provided that the maximum number of Shares which may be purchased in any Offering shall be equal to the number obtained by dividing the employee's annual compensation on the Offering Date of such Offering by the fair market value of one Share on the Offering Date of such Offering.

     The purchase price for each Share purchased under any Offering will be the lesser of:

          (a) 85% of the fair market value of one Share on the Offering Date of such Offering (the "Offering Price"), or

          (b) 85% of the fair market value of one Share on the day on which the right to purchase is exercised and the Shares are purchased pursuant to the terms of this Plan (the "Alternate Offering Price").

     As of the last working day of each calendar month during any Offering, the account of each participating employee shall be totalled. When a participating employee shall have sufficient funds in his account to purchase ten or more Shares at the lesser of either the Offering Price or the Alternate Offering Price as of that date, the employee shall be deemed to have exercised his right to purchase the number of full Shares purchasable with the funds in his account at such price, his account shall be charged for the amount of the purchase, and a stock certificate shall be issued to him as of such day. Subsequent Shares covered by the employee's right to purchase will be purchased in the same manner whenever sufficient funds have again accrued in his account.

     Payroll deductions may be made under each Offering to the extent authorized by the employee, subject to the maximum and minimum limitations imposed for each such Offering. A separate employee account will be maintained with respect to each Offering.

     A participating employee may not purchase shares under any Offering beyond 12 months from the Offering Date thereof. Any balance in an employee's account at the end of 12 months from the Offering Date of any Offering which is not sufficient to purchase ten Shares will, unless otherwise indicated, remain in the employee's account for the purchase of shares in the next Offering.

     8. LIMITATION TO PURCHASE OF SHARES. Anything contained in this Plan notwithstanding, no employee may be granted a right to purchase which permits such employee's rights to purchase stock under all employee stock purchase plans of the Corporation and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such right to purchase is granted) for each calendar year in which such right to purchase is outstanding at any time. For this purpose (a) the right to purchase stock accrues when such right (or any portion thereof) first becomes exercisable during the calendar year; (b) the right to purchase stock accrues at the rate provided in the Offering, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such right to purchase is granted) for any one calendar year; and (c) a right to purchase which has accrued under one Offering may not be carried over to any other Offering.

     9. REGISTRATION OF CERTIFICATES. Stock Certificates may be registered only in the name of the employee, or if he so indicates on his Payroll Deduction Authorization Form, in his name jointly with a member of his family with rights of survivorship, in the name of a family trust, or in the name of a family member pursuant to a gift which satisfies the requirements of the Uniform Gifts to Minors Act. An employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may have certificates registered in his name as tenant in common with a member of his family, without right of survivorship.

     10.  DEFINITIONS.

     "Working Day" means a day other than a Saturday, Sunday or scheduled holiday.

     "Fair Market Value" means the average of the high and low prices of the Corporation's common stock composite transactions on the New York Stock Exchange on a given day, or if no sales were made on that day, the average of the high and low prices on the next preceding day on which sales are made.

     "Parent corporation" means a corporation described in Section 424(e) of the Internal Revenue Code of 1986, as amended (the "Code").

     "Subsidiary corporation" means a corporation described in Section 424(f) of the Code.

     The Plan is intended to be an "employee stock purchase plan" as defined in
Section 423 of the Code and its provisions shall be interpreted in a manner consistent with this intent.

     11. RIGHTS AS A STOCKHOLDER. None of the rights or privileges of a stockholder of the Corporation shall exist with respect to Shares purchased under this Plan unless and until certificates representing such Shares shall have been issued.

     12. RIGHTS ON RETIREMENT, DEATH OR TERMINATION OF EMPLOYMENT. In the event of a participating employee's retirement, death, or termination of employment, no payroll deduction shall be taken from any pay due and owing to him at such time and the balance in his account shall be paid to him, or, in the event of death, to his estate.

     13. RIGHTS NOT TRANSFERABLE. Rights granted under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during his lifetime only.

     14. APPLICATION OF FUNDS. Funds received or held by the Corporation under this Plan may be used for any corporate purpose.

     15. ADJUSTMENT IN CASE OF CHANGES AFFECTING THE STOCK. In the event of a subdivision of outstanding shares, or the payment of a stock dividend, the number of shares reserved or authorized to be reserved under this Plan, including shares covered by outstanding grants to participating employees, shall be increased proportionately, and the Offering Price for each participant at such time reduced proportionately, and such other adjustment shall be made as may be deemed equitable by the Board of Directors. In the event of any other change affecting the Corporation's common stock, such adjustment shall be made as may be deemed equitable by the Board of Directors to give proper effect to such event.

     16. AMENDMENT OF THE PLAN. The Board of Directors may at any time, or from time to time, amend this Plan in any respect, except that, to the extent required to maintain this Plan's qualification under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, any such amendment shall be subject to stockholder approval.

     17. TERMINATION OF THE PLAN. This Plan and all rights of employees under any Offering hereunder shall terminate:

          (a) on the day that participating employees become entitled to purchase a number of Shares equal to or greater than the number of Shares remaining available for purchase. If the number of Shares so purchasable is greater than the Shares available, Shares shall be allocated on a pro rata basis among such participating employees; or

          (b) at any time, at the discretion of the Board of Directors of the Corporation.

No Offering hereunder shall be made under which the Offering Period shall extend beyond April 30, 1997. Upon termination of this Plan, all amounts in the accounts of participating employees shall be promptly refunded.

     18. ADMINISTRATION. The Plan will be administered by the Officer Compensation & Stock Option Committee of the Board of Directors. The Committee will have authority to make rules and regulations for the administration of the Plan. Its interpretations and decisions with regard thereto shall be final and conclusive.

     19. GOVERNMENTAL REGULATIONS. The Corporation's obligation to sell and deliver its Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

                                                                      APPENDIX C

                          ABM INDUSTRIES INCORPORATED

                             1987 STOCK OPTION PLAN
                        (DECEMBER 19, 1995, RESTATEMENT)

                                   ARTICLE I

                                    GENERAL

1.  PURPOSE.

     This 1987 Stock Option Plan (the "Plan") is intended to increase incentive and to encourage stock ownership on the part of nonemployee directors of ABM Industries Incorporated (the "Company") and selected key employees of the Company or of other corporations which are or become subsidiaries of the Company, and other individuals whose efforts may aid the Company. It is also the purpose of the Plan to provide such employees and other individuals with a proprietary interest, or to increase their proprietary interest, in the Company and its subsidiaries, and to encourage them to remain in the employ of the Company or its subsidiaries. It is intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and that certain other options granted pursuant to the Plan shall not constitute incentive stock options ("nonqualified stock options").

2.  ADMINISTRATION.

     The Plan shall be administered by the Officer Compensation & Stock Option Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall from time to time at its discretion make determinations with respect to the persons to whom options shall be granted and the amount of such options. The Committee shall consist of not fewer than three members of the Board. Each member of the Committee shall be a "disinterested person" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3").

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.  ELIGIBILITY.

     Subject to Section 2 of this Article I, the persons who shall be eligible to receive options under the Plan shall be such officers and key employees (including directors who are also salaried employees of the Company) of the Company as the Committee shall select. In addition, independent contractors of the Company who are not also salaried employees of the Company shall be eligible to receive nonqualified stock options (but such persons shall not be eligible to receive incentive stock options). The terms "officers and key employees" as used herein shall mean such key employees as may be determined by the Committee in its sole discretion. Directors of the Company who are not employees of the Company nor of any of its subsidiary corporations ("nonemployee directors") shall be eligible only for the options automatically granted pursuant to Article V.

     Except where the context otherwise requires, the term "Company," as used herein, shall include (i) ABM Industries Incorporated and (ii) any of its "subsidiary corporations" which meet the definition of subsidiary corporation contained in Section 424(f) of the Code, and the terms "officers and key employees of the Company," and words of similar import, shall include officers and key employees of each such subsidiary corporation, as well as officers and key employees of ABM Industries Incorporated.

4.  SHARES OF STOCK SUBJECT TO THE PLAN.

     The shares that may be issued under the Plan shall be authorized and unissued or reacquired shares of the Company's common stock (the "Common Stock"). The aggregate number of shares which may be issued under the Plan shall not exceed 2,100,000 shares of Common Stock, unless an adjustment is required in accordance with Article III.

5.  AMENDMENT OF THE PLAN.

     The Board of Directors may at any time, or from time to time, amend this Plan in any respect, except that, to the extent required to maintain this Plan's qualification under Rule 16b-3, any such amendment shall be subject to stockholder approval. In addition, as required by Rule 16b-3, the provisions of
Article V regarding the formula for determining the amount, exercise price, and timing of nonemployee director options shall in no event be amended more than once every six months, other than to comport with changes in the Code and/or the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). (ERISA is inapplicable to the Plan.)

6.  APPROVAL OF STOCKHOLDERS.

     All options granted under the Plan before the Plan is approved by affirmative vote at the next meeting of stockholders of the Company, or any adjournment thereof, of the holders of a majority of the outstanding shares of Common Stock shall be subject to such approval. No option granted hereunder may become exercisable unless and until such approval is obtained.

7.  TERM OF PLAN.

     The Plan, as amended and restated herein, shall remain in effect until amended or terminated by the Board in accordance with Section 5 of Article I. However, without further stockholder approval, no option which is intended to be an incentive stock option may be granted under the Plan after December 19, 2005. Notwithstanding the foregoing, each option granted under the Plan shall remain in effect until such option has been satisfied by the issuance of shares or terminated in accordance with its terms and the terms of the Plan.

8.  RESTRICTIONS.

     All options granted under the Plan shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance, if any, or purchase of shares in connection therewith, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

9.  NONASSIGNABILITY.

     No option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by him, and no other person shall acquire any rights therein.

10.  WITHHOLDING TAXES.

     Whenever shares of Common Stock are to be issued under the Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

11.  DEFINITION OF "FAIR MARKET VALUE."

     For the purposes of this Plan, the term "fair market value," when used in reference to the date of grant of an option or the date of surrender of Common Stock in payment for the purchase of shares pursuant to the exercise of an option, as the case may be, shall refer to the mean between the highest and lowest sale prices of the Common Stock as quoted in the Composite Transactions Index for the New York Stock Exchange, on such date as published in the "Wall Street Journal" and determined by the Committee, or if no sale price was quoted in any such Index on such date, then as of the next preceding date on which such a sale price was quoted.

                                   ARTICLE II

                                 STOCK OPTIONS

1.  AWARD OF STOCK OPTIONS.

     Awards of stock options may be made under the Plan under all the terms and conditions contained herein. However, in the cases of incentive stock options the aggregate fair market value (determined as of the date of grant) of the stock with respect to which incentive stock options are exercisable for the first time by such officer or key employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000. The date on which any option is granted shall be the date of the Committee's authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized.

2.  TERM OF OPTIONS AND EFFECT OF TERMINATION.

     Notwithstanding any other provision of the Plan, no nonqualified stock option granted under the Plan shall be exercisable after the expiration of ten
(10) years and one (1) month from the date of its grant, and no incentive stock option granted under the Plan shall be exercisable after the expiration of ten
(10) years from the date of grant. In addition, notwithstanding any other provision of the Plan, no incentive stock option granted under the Plan to a person who, at the time such option is granted and in accordance with Section 425(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall be exercisable after the expiration of five (5) years from the date of its grant.

     In the event that any outstanding option under the Plan expires by reason of lapse of time or otherwise is terminated for any reason, then the shares of Common Stock subject to any such option which have not been issued pursuant to the exercise of the option shall again become available in the pool of shares of Common Stock for which options may be granted under the Plan.

3.  CANCELLATION OF AND SUBSTITUTION FOR NONQUALIFIED OPTIONS.

     The Company shall have the right to cancel any nonqualified stock option at any time before it otherwise would have expired by its terms and to grant to the same optionee in substitution therefor a new nonqualified stock option stating an option price which is lower (but not higher) than the option price stated in the cancelled option. Any such substituted option shall contain all other terms and conditions of the cancelled option provided, however, that notwithstanding
Section 2 of this Article II such substituted option shall not be exercisable after the expiration of ten (10) years from the date of grant of the cancelled option.

4.  TERMS AND CONDITIONS OF OPTIONS.

     Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time determine, which agreements shall comply with the following terms and conditions.

(A) OPTIONEE'S AGREEMENT

     Each optionee shall agree to remain in the employ of and to render to the Company his services for a period of one (1) year from the date of the option, but such agreement shall not impose upon the Company any obligation to retain the optionee in its employee for any period.

(B) NUMBER OF SHARES AND TYPE OF OPTION

     Each option agreement shall state the number of shares to which the option pertains and whether the option is intended to be an incentive stock option or a nonqualified stock option. Notwithstanding any contrary provision of the Plan, during any single fiscal year of the Company, no individual shall be granted options covering more than 25,000 shares of Common Stock.

(C) OPTION PRICE

     Each option agreement shall state the option price per share (or the method by which such price shall be computed). The option price per share shall not be less than 99% of the fair market value of a share of the Common Stock on the date such option is granted. In the cases of incentive stock options and options granted to non-employee directors pursuant to Article V hereof, the option price shall be not less than 100% of the fair market value of a share of the Common Stock on the date such option is granted. Notwithstanding the foregoing, the option price per share of an incentive stock option granted to a person who, on the date of such grant and in accordance with Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall be not less than 110% of the fair market value of a share of the Common Stock on the date that the option is granted.

(D) MEDIUM AND TIME OF PAYMENT

     The option price shall be payable upon the exercise of an option in the legal tender of the United States or, in the discretion of the Committee, in shares of the Common Stock or in a combination of such legal tender and such shares. Upon receipt of payment, the Company shall deliver to the optionee (or person entitled to exercise the option) a certificate or certificates for the shares of Common Stock to which the option pertains.

(E) EXERCISE OF OPTIONS

     Pursuant to the terms of a written option agreement approved by the Committee, each option shall become exercisable at a rate of twenty percent (20%) per year of the shares subject to the option, commencing one year after the date that the option was granted, but only if the optionee has been continuously employed by the Company from the date of grant through the date of vesting. The Committee may, in its discretion, waive any vesting provisions contained in an option agreement.

     To the extent that an option has become vested (except as provided in Article III), and subject to the foregoing restrictions, it may be exercised in whole or in such lesser amount as may be authorized by the option agreement provided, however, that no partial exercise of an option shall be for fewer than twenty-five (25) shares. If exercised in part, the unexercised portion of an option shall continue to be held by the optionee and may thereafter be exercised as herein provided.

(F) TERMINATION OF EMPLOYMENT EXCEPT BY DISABILITY OR DEATH

     In the event that an optionee shall cease to be employed by the Company for any reason other than his death or disability, his option shall terminate on the date three (3) months after the date that he ceases to be an employee of the Company.

(G) DISABILITY OF OPTIONEE

     If an optionee shall cease to be employed by the Company by reason of his becoming permanently and totally disabled within the meaning of Section 22(e)(3) of the Code (as determined by the Committee), such option shall terminate on the date one (1) year after cessation of employment due to such disability.

(H) DEATH OF OPTIONEE AND TRANSFER OF OPTION

     If an optionee should die while in the employ of the Company, or within the three-month period after termination of his employment with the Company during which he is permitted to exercise an option in accordance with Subsection 4(F) of this Article II, such option shall terminate on the date one (1) year after the optionee's death. During such one-year period, such option may be exercised by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his will or the applicable law of descent and distribution. During such one-year period, such option may be exercised with respect to the number of shares for which the deceased optionee would have been entitled to exercise it at the time of his death and also with respect to 10 percent of the additional number of shares for which he would have been entitled to exercise it during the balance of the option period, had he survived and remained in the employ of the Company.

                                  ARTICLE III

                     RECAPITALIZATIONS AND REORGANIZATIONS

     The number of shares of Common Stock covered by the Plan, the maximum number of shares with respect to which options may be granted during any single fiscal year to any employee, and the number of shares and price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company.

     If the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain (unless the Committee determines the provisions of the following sentence are applicable to such merger or consolidation) to and apply to the securities to which a holder of the same number of shares of Common Stock that are subject to that option would have been entitled. A dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation or a "change in control" of the Company (as defined below) (each a "Terminating Transaction"), shall cause each outstanding option to terminate, unless the agreement of merger or consolidation or any agreement relating to a dissolution, liquidation or change in control shall otherwise provide, provided that each optionee in the event of a Terminating Transaction which will cause his option to terminate shall have the right immediately prior to such Terminating Transaction to exercise his option in whole or in part, subject to every limitation on the exercisability of such option other than any vesting provisions. For purposes hereof, a "change of control" shall be deemed to have occurred when (i) a person or group of persons acquires fifty percent (50%) or more of the Company's voting securities, and (ii) the Board of Directors of the Company or the Committee shall have determined that such a "change of control" has occurred or the criteria for a "change of control," as established by the Board or Committee, has been satisfied.

     The foregoing adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

1.  RIGHTS AS A STOCKHOLDER.

     An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by an option until the date of the receipt of payment (including any amounts required by the Company pursuant to Section 10 of Article I) by the Company. No adjustment shall be made as to any option for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date of receipt of payment, except as provided in Article III.

2.  MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS.

     Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend, renew or cancel outstanding options granted under the Plan. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee impair or diminish any rights or obligations under any option theretofore granted under the Plan. For purposes of the preceding sentence, the right of the Company pursuant to Section 3 of
Article II to cancel any outstanding nonqualified option and to issue therefor a substituted nonqualified option stating a lower option price shall not be construed as impairing or diminishing an optionee's rights or obligations.

3.  OTHER PROVISIONS.

     The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or restrictions required by any applicable securities laws, as the Committee shall deem advisable.

4.  APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options will be used for general corporate purposes.

5.  NO OBLIGATION TO EXERCISE OPTION.

     The granting of an option shall impose no obligation upon the optionee or a transferee of the option to exercise such option.

                                   ARTICLE V

                          NONEMPLOYEE DIRECTOR OPTIONS

     The provisions of this Article V are applicable only to options granted to nonemployee directors. The provisions of Article II are applicable to options granted to other individuals.

1.  GRANTING OF OPTIONS.

     Each nonemployee director who is a nonemployee director on the date of the 1994 Annual Meeting of Stockholders, automatically will receive, as of such date only, an option to purchase 2,000 shares of Common Stock.

     Each nonemployee director who becomes a nonemployee director after the 1994 Annual Meeting of Stockholders automatically will receive, as of the date of such nonemployee director's election or appointment to the Board of Directors of the Company, an option to purchase 2,000 shares of Common Stock.

     Each continuing nonemployee director (i.e., a nonemployee director who has received an initial grant of an option to purchase 2,000 shares of Common Stock) automatically will receive, on the first day of each subsequent fiscal year, an option to purchase 2,000 shares of Common Stock.

2.  TERMS OF OPTIONS.

(A) OPTION AGREEMENT

     Each option shall be evidenced by a written stock option agreement which shall be executed by the optionee and the Company.

(B) OPTION PRICE

     The price of the shares subject to each option shall be 100% of the fair market value for such shares on the date that the option is granted.

(C) EXERCISABILITY

     An option granted pursuant to this Article V shall become exercisable at a rate of twenty percent (20%) per year of the shares subject to the option, commencing one year after the date that the option was granted, but only if the optionee has been a nonemployee director continuously from the date of grant through the date of vesting.

(D) EXPIRATION OF OPTIONS

     In the event that an optionee shall cease to be a nonemployee director for any reason other than his death or disability, his option shall terminate on the date three (3) months after the date that he ceases to be a nonemployee director.

     If an optionee shall cease to be a nonemployee director by reason of his becoming permanently and totally disabled within the meaning of Section 22(e)(3) of the Code (as determined by the Committee), such option shall terminate on the date one (1) year after his cessation of service as a nonemployee director.

     If an optionee should die while a nonemployee director, or within the three-month period described above in this Subsection 2(D), such option shall terminate on the date one (1) year after the optionee's death. During such one-year period, such option may be exercised by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his will or the applicable law of descent and distribution. During such one-year period, such option may be exercised with respect to the number of shares for which the deceased optionee would have been entitled to exercise it at the time of his death and also with respect to 10 percent of the additional number of shares for which he would have been entitled to exercise it during the balance of the option period, had he survived and remained a nonemployee director.

(E) INCENTIVE STOCK OPTIONS.

     Options granted pursuant to this Article V shall not be designated as incentive stock options.

(F) OTHER TERMS.

     All provisions of the Plan not inconsistent with this Article V shall apply to options granted to nonemployee directors.

PROXY


                           ABM INDUSTRIES INCORPORATED

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                 March 19, 1996

         This Proxy is Solicited on Behalf of the Board of Directors of
                           ABM Industries Incorporated

The undersigned hereby appoints Harry H. Kahn, Sydney J. Rosenberg and Theodore Rosenberg, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of ABM Industries Incorporated capital stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of ABM Industries Incorporated at 50 Fremont Street, 26th Floor, San Francisco, California, on Tuesday, March 19, 1996 at 10:00 a.m., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors' recommendations, please sign the reverse side; no boxes need to be checked.

COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE


                   (Continued and to be signed on other side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                           Please mark  /x/
                                                            your votes
                                                             as this.


The Board of Directors recommends a vote FOR items 1, 2, 3, 4 and 5.

                                      WITHHELD
                                FOR   FOR ALL
Item 1: ELECTION OF DIRECTORS   / /     / /

     Nominees:  Maryellen B. Cattani, Esq.; John F. Egan; Charles T. Horngren;
                and Boniface A. Zaino

     WITHHELD FOR: (Write that nominee's name in the space provided below).

--------------------------------------------------------------------------------

                                  FOR     AGAINST     ABSTAIN

Item 2: APPROVAL OF               / /       / /         / /
        AMENDMENT TO
        CERTIFICATE OF
        INCORPORATION

Item 3: APPROVAL OF               / /       / /         / /
        AMENDMENT TO
        1984 EXECUTIVE
        STOCK OPTION PLAN

Item 4: APPROVAL OF               / /       / /         / /
        AMENDMENT TO
        1985 EMPLOYEE
        STOCK PURCHASE PLAN

Item 5: APPROVAL OF               / /       / /         / /
        AMENDMENTS TO
        1987 STOCK
        OPTION PLAN

ADDRESS CHANGE. Please mark this box if you have an address change and indicate such change below. / /

Receipt is hereby acknowledged of the ABM Industries Incorporated Notice of Meeting and Proxy Statement.


Signature(s)                                                Date
            ------------------------------------------------    ----------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                      YOUR VOTE IS IMPORTANT TO THE COMPANY

                      PLEASE SIGN AND RETURN YOUR PROXY BY
                    TEARING OFF THE TOP PORTION OF THE SHEET
             AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE